UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2004

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Golden Shore Drive, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on July 16, 2004, to include the required Item 9.01 financial statements of the business acquired and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The required financial statements for Health Care Horizons, Inc. are listed in Exhibits 99.1 and 99.2 hereto and are hereby incorporated by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed financial statements giving pro forma effect to our acquisition of Health Care Horizons, Inc. as of January 1, 2004 and 2003 for statement of operations purposes and as of June 30, 2004 for balance sheet purposes are filed as Exhibit 99.3 hereto and are hereby incorporated by reference.

(c) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of Health Care Horizons for the fiscal year ended December 31, 2003.

99.2	Unaudited financial statements of Health Care Horizons for the six month periods ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: September 13, 2004	By:	/s/ MARK L. ANDREWS
Mark L. Andrews Executive Vice President, Legal Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG, LLP, Independent Auditors

99.1	Audited financial statements of Health Care Horizons for the fiscal year ended December 31, 2003.

99.2	Unaudited financial statements of Health Care Horizons for the six month periods ended June 30, 2004 and 2003.

99.3	Unaudited pro forma condensed financial statements.